EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James A. Bianco, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of CTI BioPharma Corp., that, to my knowledge, the Quarterly Report of CTI BioPharma Corp. on Form 10-Q for the fiscal quarter ended June 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of CTI BioPharma Corp.

A signed original of this written statement required by Section 906 has been provided to Cell Therapeutics, Inc. and will be retained by CTI BioPharma Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 4, 2014	By:	/s/ James A. Bianco, M.D
James A. Bianco, M.D.
President and Chief Executive Officer

I, Louis A. Bianco, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of CTI BioPharma Corp., that, to my knowledge, the Quarterly Report of CTI BioPharma Corp. on Form 10-Q for the fiscal quarter ended June 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of CTI BioPharma Corp.

A signed original of this written statement required by Section 906 has been provided to CTI BioPharma Corp. and will be retained by CTI BioPharma Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 4, 2014	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President,
Finance and Administration